SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                _________________________________

                            FORM 8-K


                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):
                          January 29, 1998


                     NATIONSBANK CORPORATION
     (Exact name of registrant as specified in its charter)


                         North Carolina
                    (State of Incorporation)

                             1-6523
                    (Commission File Number)

                           56-0906609
                (IRS Employer Identification No.)

                  NationsBank Corporate Center
                    Charlotte, North Carolina
           (Address of principal executive offices)

                              28255
                           (Zip Code)

                         (704) 386-5000
       Registrant's telephone number, including area code)


ITEM 5.  OTHER EVENTS.

     On January 29, 1998, a Committee of the Board of Directors of the Registrant approved the public offering of an aggregate principal amount of $350,000,000 of the Registrant's 6-3/8% Subordinated Notes, due 2008 (the "Notes") to various underwriters (the "Underwriters") and otherwise established the terms and conditions of the Notes and the sale thereof. The resolutions of such Committee are included as Exhibit 99.1 hereto.

     Also on January 29, 1998, the Registrant entered into an underwriting agreement with the Underwriters ("Underwriting Agreement"). The terms of the offering and the Notes are described in the Registrant's Prospectus dated December 19, 1996 constituting a part of the Registration Statement (hereinafter described), as supplemented by a Prospectus Supplement dated January 29, 1998. The Underwriting Agreement is included as
Exhibit 1.1 hereto.

     The Notes were issued pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 333-13811 (the "Registration Statement"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended. The Registration Statement registered up to $3,000,000,000 aggregate initial offering price of the Registrant's unsecured debt securities (either senior or subordinated) and shares of its preferred stock and common stock and was declared effective on December 19, 1996. After the closing of the sale of the Notes, expected to occur on February 4, 1998, debt securities, preferred stock or common stock having an approximate aggregate initial offering price of $2,650,000,000 will remain unsold under the Registration Statement.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

           The following exhibits are filed herewith:

           EXHIBIT NO.                  DESCRIPTION OF EXHIBIT

               1.1       Underwriting Agreement dated January 29,
                         1998 with respect to the offering
                         of the Notes

               4.1       Form of Note


              5.1       Opinion of Smith Helms Mulliss & Moore,
                        L.L.P. regarding legality of the Notes

               99.1      Resolutions of a Committee of the Board
                         of Directors effective January 29, 1998
                         with respect to the terms of the
                         offering of the Notes

               99.2      News Release disseminated on January 29,
                         1998 regarding the sale of the Notes



                            SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NATIONSBANK CORPORATION

                                    By:  /s/ CHARLES M. BERGER
                                        CHARLES M. BERGER
                                        Associate General Counsel

Dated: February 3, 1998